As filed with the Securities and Exchange Commission on May 4, 2021

Registration No. 333-236397

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

The Carlyle Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	6282	45-2832612
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Avenue, NW

Washington, D.C. 20004-2505

Telephone: (202) 729-5626

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jeffrey W. Ferguson

General Counsel

The Carlyle Group Inc.

1001 Pennsylvania Avenue, NW

Washington, D.C. 20004-2505

Telephone: (202) 729-5626

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Joshua Ford Bonnie

William R. Golden III

Simpson Thacher & Bartlett LLP

900 G Street N.W.

Washington, D.C. 20001-5332

Telephone: (202) 636-5500

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)(2)	Proposed Maximum Offering Price per Unit(1)(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common Stock, par value $0.01 per share
Preferred Stock, par value $0.01 per share
Depositary Shares, representing Preferred Stock
Debt Securities(4)
Guarantees of Debt Securities(4)(5)
Warrants
Subscription Rights
Purchase Contracts
Units

(1)

Not specified as to each class of securities to be registered pursuant to General Instruction II.E of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). There is being registered hereby such indeterminate number or amount, as the case may be, of the securities of each identified class as may from time to time be offered and sold at indeterminate prices. The securities covered by this registration statement may be sold or otherwise distributed separately, together or as units with other securities covered by this registration statement.

(2)

This registration statement also covers an indeterminate amount of each identified class of securities as may be issued upon conversion of, or in exchange for, or upon exercise of, or pursuant to, convertible or exchangeable securities that provide for exercise or conversion into or purchase of such securities of The Carlyle Group Inc. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are represented by depositary shares.

(3)	In accordance with to Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of all of the registration fee.
(4)

Debt securities may be issued by The Carlyle Group Inc. and/or any of the registrants named below under “Table of Additional Registrants” and may be issued without guarantees or may be guaranteed by The Carlyle Group Inc. and/or by one or more of the registrants named below under “Table of Additional Registrants.”

(5)	No separate consideration will be received for the guarantees. Pursuant to Rule 457(n) under the Securities Act, no registration fee is required with respect to the guarantees.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in Its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Carlyle Finance Subsidiary L.L.C.	Delaware	80-0784146
Carlyle Holdings Finance L.L.C.	Delaware	52-1988385
Carlyle Finance L.L.C.	Delaware	80-0784309
Carlyle Holdings II Finance L.L.C.	Delaware	90-0946186
Carlyle Holdings I L.P.	Delaware	54-1686957
Carlyle Holdings II L.L.C.	Delaware	98-0339178
CG Subsidiary Holdings L.L.C.	Delaware	84-3709267
Carlyle Holdings III L.P.	Québec	98-1036608
*

The address, including zip code, and telephone number, including area code, of the additional registrant’s principal executive office is c/o The Carlyle Group Inc., 1001 Pennsylvania Avenue, NW, Washington, D.C. 20004, Tel. (202) 729-5626.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-236397) (the “Registration Statement”) is filed solely to (i) add guarantees of debt securities to be issued hereunder as an additional class of securities under the Registration Statement, (ii) add as additional registrants under the Registration Statement the registrants named above under “Table of Additional Registrants,” (iii) update the information in Part II with respect to the addition of the additional registrants under the Registration Statement and (iv) file additional exhibits to the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, the base prospectus is omitted from this filing. This post-effective amendment shall become effective immediately upon filing with the Securities and Exchange Commission.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 15. Indemnification of Directors and Officers.

Delaware

Corporations

Section 102(b)(7) of the Delaware General Corporation Law, or DGCL, allows a corporation to provide in its certificate of incorporation that a director of the corporation will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director breached the duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our amended and restated certificate of incorporation will provide for this limitation of liability.

Section 145 of the DGCL, or Section 145, provides, among other things, that a Delaware corporation may indemnify any person who was, is or is threatened to be made, party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify any persons who were or are a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests, provided further that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such officer or director has actually and reasonably incurred.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would otherwise have the power to indemnify him or her under Section 145.

The certificate of incorporation of The Carlyle Group Inc. (the “Corporation”) provides that the Corporation must indemnify its directors and officers to the fullest extent authorized by the DGCL, except in cases of bad faith, fraud or willful misconduct, and must also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under the certificate of incorporation or otherwise.

The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Corporation’s amended and restated

II-1

certificate of incorporation, the Corporation’s amended and restated by-laws, agreement or vote of stockholders or disinterested directors or otherwise.

The Corporation maintains standard policies of insurance that provide coverage (i) to its directors and officers against losses arising from claims made by reason of breach of duty or other wrongful act and (ii) to itself with respect to indemnification payments that it may make to such directors and officers.

The Corporation is party to indemnification agreements with its directors and executive officers. These agreements require the Corporation to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Corporation, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable.

In any underwriting agreement the Corporation enters into in connection with the sale of the securities registered hereby, the underwriters may agree to indemnify, or contribute to, under certain conditions, the Corporation, its directors, its officers and persons who control the Corporation within the meaning of the Securities Act against certain liabilities.

Limited Liability Companies

Section 18-108 of the Delaware Limited Liability Company Act authorizes a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.

The amended and restated limited liability company agreements of Carlyle Holdings II L.L.C. (“Holdings II”) and CG Subsidiary Holdings L.L.C. (“CG Subsidiary”) respectively provide that Holdings II and CG Subsidiary, as applicable, must indemnify its members and officers to the fullest extent permitted by applicable law for any loss, damage or claim incurred, except in cases of bad faith or outside the scope of authority, and must also pay expenses incurred in defending any proceeding in advance of its final disposition upon receipt of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under the applicable limited liability company agreement. Any indemnity shall be provided out of, and to the extent of, the applicable Holdings II or CG Subsidiary assets only.

In any underwriting agreement Holdings II, CG Subsidiary, Carlyle Holdings II Finance L.L.C., Carlyle Holdings Finance L.L.C., Carlyle Finance L.L.C. or Carlyle Finance Subsidiary L.L.C. (each, a “Carlyle Entity”) enters into in connection with the sale of the securities registered hereby, the underwriters may agree to indemnify, or contribute to, under certain conditions, a Carlyle Entity, its directors, its officers and persons who control the applicable Carlyle Entity within the meaning of the Securities Act against certain liabilities.

Limited Partnerships

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act provides that a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions set forth in the partnership agreement.

In any underwriting agreement Carlyle Holdings I L.P. (“Holdings I”) enters into in connection with the sale of the securities registered hereby, the underwriters may agree to indemnify, or contribute to, under certain conditions, Holdings I, its directors, its officers and persons who control Holdings I within the meaning of the Securities Act against certain liabilities.

Québec

Limited Partnerships

The Civil Code of Québec provides that a partner of a Québec limited partnership is entitled to recover the amount of the disbursements it has made on behalf of the partnership and to be indemnified for the obligations it has contracted or the losses it has suffered in acting for the partnership if it was in good faith. No provision of the Civil Code of Québec precludes a partnership from reimbursing its general partner for costs, charges and expenses actually incurred in the performance of its duties thereunder, including costs, charges expenses directly incurred for the benefit of Carlyle Holdings III L.P. (“Holdings III”) and costs incurred by the general partner in compensating its directors, officers and employees. Such a provision would apply to costs of indemnification of directors, officers and employees incurred by Carlyle Holdings III GP L.P., the sole member of Carlyle Holdings III GP Sub L.L.C., the general partner of Holdings III, with respect to the conduct of the business and activities of Holdings III.

In any underwriting agreement Holdings III enters into in connection with the sale of the securities registered hereby, the underwriters may agree to indemnify, or contribute to, under certain conditions, Holdings III, its directors, its officers and persons who control Holdings III within the meaning of the Securities Act against certain liabilities.

Item 16. Exhibits.

The Exhibit Index appearing before the signature pages below is incorporated herein by reference.

Exhibit Index

Exhibit Number	Exhibit Description

1.1*	Form of Underwriting Agreement for Common Stock sold by Selling Stockholders.

1.2*	Other Forms of Underwriting Agreements.

3.1	Certificate of Incorporation of The Carlyle Group Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-35538) filed on January 2, 2020).

3.2	By-Laws of The Carlyle Group Inc. (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K (File No. 001-35538) filed on January 2, 2020).

4.1*	Form of Certificate for Preferred Stock of The Carlyle Group Inc.

4.2*	Form of Senior Indenture among The Carlyle Group Inc., the other parties thereto and the trustee.

4.3**	Form of Subordinated Indenture among The Carlyle Group Inc., the other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4*	Form of Note issued under the Senior Indenture.

4.5*	Form of Note issued under the Subordinated Indenture.

4.6*	Warrant Agreement and Warrant Certificate.

4.7*	Deposit Agreement and Deposit Receipt.

4.8*	Subscription Rights Agreement and Subscription Rights Certificate.

5.1**	Opinion of Simpson Thacher & Bartlett LLP as to the legality of certain securities being issued.

5.2**	Opinion of Gowling WLG (Canada) LLP as to the legality of certain securities being issued.

23.1**	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

23.2**	Consent of Gowling WLG (Canada) LLP (included in Exhibit 5.2).

23.3†	Consent of Ernst & Young LLP.

23.4	Consent of PricewaterhouseCoopers LLP (incorporated by reference to Exhibit 23.2 to the Company’s Annual Report on Form 10-K/A (File No. 001-35538) filed on March 5, 2021).

24.1**	Power of Attorney (included in the signature pages of this Registration Statement).

25.1*	Statement of Eligibility on Form T-1 to act as trustee under the Senior Indenture.

25.2**	Statement of Eligibility on Form T-1 to act as trustee under the Subordinated Indenture.

*	To be filed, if necessary, by amendment or as an exhibit to a document to be incorporated by reference herein in connection with an offering.
**	Filed herewith.
†	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, The Carlyle Group Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C., on May 4, 2021.

THE CARLYLE GROUP INC.

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, in Washington, D.C., on May 4, 2021.

Signature	Title

* Kewsong Lee	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Curtis L. Buser Curtis L. Buser	Chief Financial Officer (Principal Financial Officer)

* William E. Conway, Jr.	Director

* Daniel A. D’Aniello	Director

* David M. Rubenstein	Director

* Peter J. Clare	Chief Investment Officer of Corporate Private Equity and Co-Head of U.S. Buyout and Director

* Lawton W. Fitt	Director

* James H. Hance, Jr.	Director

* Janet Hill	Director

* Dr. Thomas S. Robertson	Director

* William J. Shaw	Director

Signature	Title

* Anthony Welters	Director

/s/ Charles E. Andrews, Jr. Charles E. Andrews, Jr.	Chief Accounting Officer (Principal Accounting Officer)

* By:	/s/ Curtis L. Buser
Curtis L. Buser, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Carlyle Finance Subsidiary L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington D.C., on May 4, 2021.

CARLYLE FINANCE SUBSIDIARY L.L.C.

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis L. Buser and Jeffrey W. Ferguson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of Carlyle Finance Subsidiary L.L.C., and to file any amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated, in Washington D.C., on May 4, 2021.

Signature	Title

/s/ Kewsong Lee Kewsong Lee	Chief Executive Officer (Principal Executive Officer)

/s/ Curtis L. Buser Curtis L. Buser	Chief Financial Officer (Principal Financial Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Carlyle Holdings Finance L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington D.C., on May 4, 2021.

CARLYLE HOLDINGS FINANCE L.L.C.

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis L. Buser and Jeffrey W. Ferguson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of Carlyle Holdings Finance L.L.C., and to file any amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated, in Washington D.C., on May 4, 2021.

Signature	Title

/s/ Kewsong Lee Kewsong Lee	Chief Executive Officer (Principal Executive Officer)

/s/ Curtis L. Buser Curtis L. Buser	Chief Financial Officer (Principal Financial Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Carlyle Finance L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington D.C., on May 4, 2021.

CARLYLE FINANCE L.L.C.

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis L. Buser and Jeffrey W. Ferguson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of Carlyle Finance L.L.C., and to file any amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated, in Washington D.C., on May 4, 2021.

Signature	Title

/s/ Kewsong Lee Kewsong Lee	Chief Executive Officer (Principal Executive Officer)

/s/ Curtis L. Buser Curtis L. Buser	Chief Financial Officer (Principal Financial Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Carlyle Holdings II Finance L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington D.C., on May 4, 2021.

CARLYLE HOLDINGS II FINANCE L.L.C.

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis L. Buser and Jeffrey W. Ferguson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of Carlyle Holdings II Finance L.L.C., and to file any amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated, in Washington D.C., on May 4, 2021.

Signature	Title

/s/ Kewsong Lee Kewsong Lee	Chief Executive Officer (Principal Executive Officer)

/s/ Curtis L. Buser Curtis L. Buser	Chief Financial Officer (Principal Financial Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Carlyle Holdings I L.P. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington D.C., on May 4, 2021.

CARLYLE HOLDINGS I L.P.

By:	Carlyle Holdings I GP Sub L.L.C., its general partner
By:	Carlyle Holdings I GP Inc., its sole member

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis L. Buser and Jeffrey W. Ferguson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of Carlyle Holdings I L.P., and to file any amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated (which are with Carlyle Holdings I GP Inc., as sole member of Carlyle Holdings I GP Sub L.L.C., the general partner of Carlyle Holdings I L.P.), in Washington D.C., on May 4, 2021.

Signature	Title

/s/ Kewsong Lee	Chief Executive Officer and Director
Kewsong Lee	(Principal Executive Officer)

/s/ Curtis L. Buser	Chief Financial Officer
Curtis L. Buser	(Principal Financial Officer)

/s/ William E. Conway, Jr.	Co-Founder and Director
William E. Conway, Jr.

/s/ Daniel A. D’Aniello	Co-Founder and Director
Daniel A. D’Aniello

/s/ David M. Rubenstein	Co-Founder and Director
David M. Rubenstein

Signature	Title

/s/ Charles E. Andrews, Jr.	Chief Accounting Officer
Charles E. Andrews, Jr.	(Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Carlyle Holdings II L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington D.C., on May 4, 2021.

CARLYLE HOLDINGS II L.L.C.

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Managing Director

POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis L. Buser and Jeffrey W. Ferguson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of Carlyle Holdings II L.L.C., and to file any amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated, in Washington D.C., on May 4, 2021.

Signature	Title

/s/ Kewsong Lee	Managing Director
Kewsong Lee	(Principal Executive Officer)

/s/ Curtis L. Buser	Managing Director
Curtis L. Buser	(Principal Financial Officer)

/s/ Charles E. Andrews, Jr.	Managing Director
Charles E. Andrews, Jr.	(Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CG Subsidiary Holdings L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington D.C., on May 4, 2021.

CG SUBSIDIARY HOLDINGS L.L.C.

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Managing Director

POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis L. Buser and Jeffrey W. Ferguson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of CG Subsidiary Holdings L.L.C., and to file any amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated, in Washington D.C., on May 4, 2021.

Signature	Title

/s/ Kewsong Lee	Managing Director
Kewsong Lee	(Principal Executive Officer)

/s/ Curtis L. Buser	Managing Director
Curtis L. Buser	(Principal Financial Officer)

/s/ Charles E. Andrews, Jr.	Managing Director
Charles E. Andrews, Jr.	(Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Carlyle Holdings III L.P. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington D.C., on May 4, 2021.

CARLYLE HOLDINGS III L.P.

By:	Carlyle Holdings III GP Sub L.L.C., its general partner

By:	Carlyle Holdings III GP L.P., its sole member

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Managing Director

POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis L. Buser and Jeffrey W. Ferguson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of Carlyle Holdings III L.P., and to file any amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated (which are with Carlyle Holdings III GP Management L.L.C., as general partner of Carlyle Holdings III GP L.P., the sole member of Carlyle Holdings III GP Sub L.L.C., the general partner of Carlyle Holdings III L.P.), in Washington D.C., on May 4, 2021.

Signature	Title

/s/ Kewsong Lee	Managing Director
Kewsong Lee	(Principal Executive Officer)

/s/ Curtis L. Buser	Managing Director
Curtis L. Buser	(Principal Financial Officer)

/s/ Charles E. Andrews, Jr.	Managing Director
Charles E. Andrews, Jr.	(Principal Accounting Officer)